                                                                                                                             Filed under Rule 497(c)
                                                                                                                             File Nos. 2-90519 and 811-4007

Legg Mason Partners Global Equity Fund Class A, B, C, 1 and I Shares
 PROSPECTUS
May 1, 2006, as amended December 1, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners Global Equity Fund

   Prior to October 1, 2006, the fund was named Legg Mason Partners International Large Cap Fund and prior to April 7, 2006, the fund was named Smith Barney International Large Cap Fund.

Investments, risks and performance
Investment objective
The fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.
Principal investment strategies
Key investments
The fund invests primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the Morgan Stanley Capital International World Index (the “MSCI World Index”). The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 30, 2006, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances the fund invests at least 80% of its assets in equity and equity-related securities. Although the fund invests primarily in securities with a market capitalization of greater than U.S. $15 billion, the fund may invest in securities of any market capitalization, including mid-cap and small-cap securities.
   The fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers.
   The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depository receipts.
   The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

•	Settle transactions in securities quoted in foreign currencies.
•	Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies.
Selection process
The portfolio managers seek a broadly diversified portfolio of securities of issuers located in the major regions covered by the MSCI World Index, including the United States, United Kingdom, Europe, Japan, other developed Asian countries, Australia, New Zealand and Canada, and at times the fund may be invested in all of the countries covered by the Index. Region and sector exposures are carefully monitored and the portfolio managers seek to maintain region and sector exposures within certain percentages of the weightings within the MSCI World Index. As of June 30, 2006, the Index is approximately 50% weighted in the securities of U.S. issuers.
   The portfolio managers utilize a bottom-up stock selection process for the fund, analyzing stocks from a fundamental perspective. Stocks in the broad investment universe are first screened for investability (liquidity, analyst coverage and sufficient financial history). The resulting investable universe is then ranked daily across five fundamental
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dimensions (cash flow, earnings growth, expectations, value, and technicals) and from multiple perspectives based upon region, sector, style, capitalization and risk to arrive at an overall rank for each stock. The portfolio managers utilize a strict buy/sell discipline, purchasing securities that are highly ranked and selling securities that are more poorly ranked under the subadviser’s ranking system. This discipline may result in a high portfolio turnover rate which in turn may lead to higher portfolio transaction costs and the realization of short-and long-term capital gains.
Principal risks of investing in the fund
   Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•	U.S. or foreign stock markets decline or perform poorly relative to other types of investments.
•	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
•	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.
•	Large-cap stocks fall out of favor with investors. An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole or not at all.
•	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests only in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of mid-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks.
•	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth.
The fund invests a significant portion of its portfolio in foreign companies and therefore is subject to risks associated with foreign investments. These risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country. The fund could lose money on its foreign investments if:

•	Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments.
•	Adverse governmental action or political, social, economic or market instability affects a foreign country or region.
•	The currency in which a foreign security is priced declines in value relative to the U.S. dollar.
•	Foreign withholding taxes or increased custody and transaction costs reduce the fund’s returns.
•	The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession.
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   In addition, foreign investing involves the following risks:

•	Many foreign countries in which the fund may invest have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices they consider reasonable.
•	In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.
•	Foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.
•	Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments.
•	Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities.
•	There may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities.
   Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.
   An increasing number of European countries participate in the European Economic and Monetary Union (EMU) and many of those have adopted the Euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.
   To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund’s ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.
   See page 9 for more information about the fund’s investments and the risks of investing in the fund.
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   Who may want to invest
   The fund may be an appropriate investment if:

•	You want to direct a portion of your overall investment portfolio to securities of U.S. and non-U.S. companies and you are prepared to accept the risks of international investing.
•	You are prepared to accept significant fluctuations in share price and possible losses.
•	You are not seeking current income.
•	Your investment horizon is longer term — typically at least five years.
Performance information
As of October 1, 2006, the name of the fund was changed to “Legg Mason Partners Global Equity Fund” and the investment policy of the fund was changed to a global strategy, permitting an increased investment in U.S. securities. The performance information shown below reflects the performance of the fund prior to these changes when it invested primarily in the common stock of foreign companies, including companies in developing countries, and under normal circumstances invested at least 80% of its assets in large cap securities.
   The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class 1 shares is not provided as this class is newly offered as of the date of this prospectus. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
1 As of November 20, 2006, Class Y shares were renamed Class I shares.
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Calendar Year Total Returns — Class A
Highest and lowest quarter returns* (for periods shown in the bar chart)
Highest: 28.09% in fourth quarter 1999; Lowest: (18.48)% in third quarter 2002
Year to date: 13.39% through 9/30/06

*	The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

Average Annual Total Returns (for periods ended 12/31/05)

				Since	Inception
	1 year	5 years	10 years	Inception(1)	Date

Class A

Return before taxes(2)	3.56%	1.17%	3.21%	n/a	03/01/91

Return after taxes on distributions(2)(3)	3.09%	0.95%	1.35%	n/a

Return after taxes on distributions and sale of fund shares(2)(3)	2.31%	0.86%	1.57%	n/a

Other Classes
(Return before taxes only)

Class B	4.00%	1.40%	n/a	0.90%	01/04/99

Class C(4)	7.95%	1.67%	n/a	(0.11)%	09/22/00

Class I(5)	10.38%	n/a	n/a	21.26%	05/20/03

MSCI EAFE Index(6)	13.54%	4.55%	5.84%	n/a	(7)

MSCI World Index(8)	9.49%	2.18%	7.04%	n/a	(9)

(1)	Information is provided only for classes with less than 10 years of performance history.

(2)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the maximum increased sales charge had been in effect since the inception date of Class A shares.

(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(4)	Effective April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
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(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(6)	The Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (the “MSCI EAFE Index”) is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Greece and Singapore.) It is not possible to invest directly in the MSCI EAFE Index. An index does not reflect deductions for fees, expenses or taxes.

(7)	MSCI EAFE Index returns for the period from 1/4/99, the inception date of Class B, to 12/31/05, are not available. Index returns for the period from 1/31/99 to 12/31/05 were 4.61%. Index returns for the period from 9/22/00, the inception date of Class C, to 12/31/05 are not available. Index returns for the period from 9/30/00 to 12/31/05 were 3.79%. Index returns for the period from 5/20/03, the inception date of Class I, to 12/31/05 were 25.71%.

(8)	On October 1, 2006, in connection with the change in the fund’s investment policy as described above, the fund’s benchmark was changed from the MSCI EAFE Index to the MSCI World Index to better reflect the fund’s new investment strategies. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 30, 2006, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. It is not possible to invest directly in the MSCI World Index. An index does not reflect deductions for fees, expenses or taxes.

(9)	MSCI World Index returns for the period from 1/4/99, the inception date of Class B, to 12/31/05, are not available. Index returns for the period from 1/31/99 to 12/31/05 were 2.46%. Index returns for the period from 9/22/00, the inception date of Class C, to 12/31/05 are not available. Index returns for the period from 9/30/00 to 12/31/05 were 0.84%. Index returns for the period from 5/20/03, the inception date of Class I, to 12/31/05 were 19.41%.
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Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C		Class 1	Class I(1)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		8.50%	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00%	(3)	None	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class 1	Class I(1)

Management fee(4)	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution (12b-1) fees (includes service fees)	0.25%	1.00%	1.00%	None	None

Other expenses(5)	0.67%	0.87%	0.70%	0.69%	0.14%

Total annual fund operating expenses†	1.77%	2.72%	2.55%	1.54%	0.99%

Less contractual fee waiver and/or expense reimbursement (6)	(0.34)%	(0.32)%	(0.29)%	N/A	N/A

Net total annual fund operating expenses†	1.43%	2.40%	2.26%	1.54%†	0.99%

†	Because of voluntary waivers and/or reimbursements for Class 1 shares, actual total operating expenses for Class 1 shares are expected to be 1.03%. These voluntary fee waivers and/or reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	Effective October 1, 2005, the fund has a management fee schedule that reduces the fee payable on assets in excess of $1 billion as follows: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion.

(5)	The amounts set forth in ”Other expenses” for Class A, B, C and I Shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006, as well as the expected changes in asset levels resulting from the fund’s acquisition of the assets of Legg Mason Partners International Fund. The amounts set forth in ”Other expenses” for Class 1 shares have been estimated based on the “Other expenses” of Class 1 shares of the Legg Mason Partners International Fund.

(6)	Management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.43% for Class A, 2.40% for Class B, and 2.26% for Class C until May 1, 2008.
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Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the periods shown
•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for the purposes of this example and is not a prediction of the fund’s future performance
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 Year	3 Years	5 Years	10 Years

Class A (with or without redemption)	$712	$1,069	$1,449	$2,511

Class B (redemption at end of period)	$743	$1,114	$1,511	$2,798	(1)

Class B (no redemption)	$243	$814	$1,411	$2,798	(1)

Class C (redemption at end of period)	$329	$766	$1,329	$2,863

Class C (no redemption)	$229	$766	$1,329	$2,863

Class 1 (with or without redemption)	$993	$1,294	$1,617	$2,528

Class I(2) (with or without redemption)	$101	$315	$547	$1,213

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.
More on the fund’s investments
The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the fund.
Equity securities
In addition to common stocks, the fund may invest in other securities including rights to purchase common stocks, preferred stock, warrants, and, to a limited extent, shares of other investment companies, including closed-end investment companies that invest in foreign securities. Common stocks are equity securities and generally represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of debt securities were paid. Preferred stocks generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.
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Warrants
Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.
Other Investment Companies
If the fund invests in securities of other investment companies, the return on its investment will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution-related fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
   Although the fund invests primarily in equity securities, it may, but is not required to, invest in other securities, including debt securities and convertible securities.
Debt securities
Long-term debt securities must be investment grade when the fund purchases them, meaning they must be rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or if unrated, of comparable quality in the subadviser’s opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the portfolio managers will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the security may be difficult to sell.
Convertible securities
Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which could detract from the fund’s performance. The “Financial Highlights” section of this Prospectus shows the fund’s historical portfolio turnover rate.
Cash management
The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.
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Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash without regard to any percentage limitation. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Other investments
The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.
   The fund’s investment objective and strategies may be changed without shareholder approval.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.
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Management
Manager and subadviser
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Batterymarch Financial Management, Inc. (“Batterymarch” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, which is performed by LMPFA.
   Batterymarch was established in 1969 and has offices at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans, endowments and foundations, investment companies (including mutual funds) and state and municipal and foreign governmental entities. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006.
   LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.
   Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.
   Batterymarch uses a team-managed approach to investment management. Charles Lovejoy, CFA has been primarily responsible for the day-to-day management of the fund’s portfolio since February 2006. Mr. Lovejoy is a Senior Portfolio Manager of Batterymarch and the Director of Batterymarch’s International investment team.
Charles F. Lovejoy, CFA
Mr. Lovejoy has been employed by Batterymarch since 1992. Before joining Batterymarch, he managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company. Former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group, Mr. Lovejoy was also a Director of the International Society of Financial Analysts. Mr. Lovejoy has 25 years of investment experience.
Management fee
For the fiscal year ended December 31, 2005, SBFM received a fee of 0.85% of the fund’s average daily net assets. Effective October 1, 2005, the manager receives fees for its services at the following rates based on assets under management: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion. Prior to October 1, 2005, the manager received a fee for its services of 0.85% of the fund’s average daily net assets.
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   A discussion regarding the basis for the Board of Trustees’ approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2006.
Other information
The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.
Distribution plan
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.
   The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
   In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent Developments
On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
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   The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
14     Legg Mason Partners Funds

   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
Choosing a class of shares to buy
Individual investors can generally choose among four classes of shares: Classes A, B, C and 1 shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Class 1 shares of the fund may only be purchased if you already own Class 1 shares of the fund. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.
   When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
   If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amounts of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.
   If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.
   However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.
   You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions, or a distributor’s financial advisors or registered representatives (each called a “Service Agent”).
•	The fund, but only if you are investing through certain qualified plans or Service Agents.
   Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult
Legg Mason Partners Global Equity Fund      15

with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.
   Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.
Investment minimums
Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Investment Minimum
Initial/Additional Investment(1)
Class I
	Class A	Class B	Class C	(formerly Y)

General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/ None

Retirement Plans with omnibus accounts held on the books of the fund	None/ None	n/a	None/ None	None/ None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/ None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.
   More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
•	Who qualifies for lower sales charges on Class A shares
•	Who qualifies for a sales load waiver
   Go to http://www.leggmason.com/ InvestorServices and click on the name of the fund.
16     Legg Mason Partners Funds

Comparing the fund’s classes
The following table compares key features of the fund’s classes after taking into account fee waivers and reimbursements (which, if voluntary, may be terminated at any time). You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

Class I
	Class A	Class B	Class C	Class 1	(formerly Y)

Key features	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Lower annual expenses than Class B and Class C	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Higher annual expenses than Class A	• No initial sales charge • Deferred sales charge for only 1 year • Does not convert to Class A • Higher annual expenses than Class A	• Initial sales charge
• Only available to eligible Class 1 shareholders
• Higher initial sales charge
• You may qualify for reduction of initial sales charge
• Lower annual expenses
than Class A,
				B and C	• No initial or deferred sales charge • Only offered to institutional and other eligible investors • Lower expenses than the other classes

Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	Up to 8.50%; reduced for large purchases	None

Legg Mason Partners Global Equity Fund      17

Class I
	Class A	Class B	Class C	Class 1	(formerly Y)

Contingent deferred sales charge	1.00% on purchases of $1 million if you redeem within 1 year waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% for redemptions within 1 year of purchase; waived for certain other investors	None	None

Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None

Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class 1 shares of Legg Mason Partners Funds that offer Class 1 shares and Class A shares of most other Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.
18     Legg Mason Partners Funds

Sales charge
Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.
   The table below shows the rate of sales charge you pay, depending on the amount you purchase for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including CGMI and PFS) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

			Broker/Dealer
	Sales Charge	Sales Charge	Commission
	as % of	as % of	as % of
	Offering	Net Amount	Offering
Amount of Investment	Price	Invested	Price

Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.
Legg Mason Partners Global Equity Fund      19

Investments of $1,000,000 or more
You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

•	Accumulation privilege — allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:

☐	you; or
☐	your spouse and children under the age of 21
   with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.
   Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.
   If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.
   Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of intent — allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by

☐	you; or
☐	your spouse and children under the age of 21
   are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.
   If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.
20     Legg Mason Partners Funds

   Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.
   If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.
Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
•	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries
   If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/ InvestorServices and click on the name of the fund.
Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th

Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

   LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.
Legg Mason Partners Global Equity Fund      21

Class B conversion
After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

	Shares Issued:	Shares Issued:
Shares Issued:	On Reinvestment of	Upon Exchange from
At Initial	Dividends and	Another Legg Mason
Purchase	Distributions	Partners Fund

Approximately 8 years after the date of purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares
You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
   LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
Class 1 shares
Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the funds’ distributions or dividends that you reinvest in additional Class 1 shares. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.
22     Legg Mason Partners Funds

			Broker/Dealer
	Sales Charge		Commission
	as % of	Sales Charge	as % of
	Offering	as % of	Offering
Amount of Investment	Price	Net Amount	Price

Less than $10,000	8.50	9.29	7.00

$10,000 but less than $25,000	7.75	8.40	6.25

$25,000 but less than $50,000	6.00	6.38	5.00

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $400,000	2.50	2.56	2.00

$400,00 but less than $600,000	2.00	2.04	1.60

$600,000 but less than $5,000,000	1.00	1.01	0.75

$5,000,000 or more	0.25	0.25	0.20

Class I shares (formerly Class Y shares)
Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.
Legg Mason Partners Global Equity Fund      23

More about contingent deferred sales charges
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
   In addition, you do not pay a contingent deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners Fund
•	Shares representing reinvested distributions and dividends
•	Shares no longer subject to the contingent deferred sales charge
   Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.
   If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.
   The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
   The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	On certain distributions from a retirement plan
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder
   In addition, the contingent deferred sales charge on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.
If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/ InvestorServices and click on the name of the fund.
Retirement and institutional investors
Eligible Investors
Retirement Plans
Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans
24     Legg Mason Partners Funds

with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.
   Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.
Clients of Eligible Financial Intermediaries
Clients of Eligible Financial Intermediaries may generally choose among two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.
Institutional Investors
Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also generally invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.
Class C — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.
   Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the Statement of Additional Information for more details.
Legg Mason Partners Global Equity Fund      25

Class A — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

•	such Retirement Plan’s record keeper offers only load-waived shares,
•	fund shares are held on the books of the fund through an omnibus account, and
•	the Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.
   As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.
Class I shares
As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.
Other considerations
Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.
   With respect to Class A and Class C shares, a fund may pay a fee for recordkeeping services performed for the applicable share class.
   Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.
26     Legg Mason Partners Funds

Buying shares

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:
• Class of shares being bought
• Dollar amount or number of shares being bought
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.
• Clients of a PFS Registered Representative should write to the fund at the following address:
Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9662 Providence, Rhode Island 02940-9662
• All other investors should write to the fund at the following address:
Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699
• Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below
• Specify the name of the fund and the share class you wish to purchase
• For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445.

Through a systematic investment plan	You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must be at least $25
• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.
• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or the transfer agent or consult the SAI.
Legg Mason Partners Global Equity Fund      27

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors	You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.
• If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners Funds that do not offer Class 1 shares and that are made available for exchange through your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange
• If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund, other than shares of Legg Mason Partners S& P 500 Index Fund. However, if you are a Class 1 shareholder, you may exchange Class 1 shares for Class A shares of other Legg Mason Partners Funds that do not offer Class 1 shares. Not all Legg Mason Partners Funds offer all classes
• Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
• Exchanges of Class A, B, C and 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.
• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges	Your shares will not be subject to an initial sales charge at the time of the exchange.
Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

28     Legg Mason Partners Funds

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined. You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan	You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.
• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
• A predetermined dollar amount of at least $25 per exchange is required
For more information, please contact your Service Agent or the transfer agent.
Legg Mason Partners Global Equity Fund      29

Redeeming shares

Generally
Contact your Service Agent to redeem shares of the fund.
If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.
If the shares are held by a fiduciary or corporation, other documents may be required.
Redemptions are priced at the net asset value next determined after receipt of your request in good order.
Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.
If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	Send written requests to the fund at the following address:

For clients of a PFS Registered Representative, write Primerica Shareholder Services at the following address:
Primerica Shareholder Services c/o PFPC, Inc. P.O. Box 9662 Providence, Rhode Island 02940-9662

For all other investors, send your request to:
Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699

Your written request must provide the following:
• The name of the fund, the class of shares to be redeemed and your account number
• The dollar amount or number of shares to be redeemed
• Signatures of each owner exactly as the account is registered
• Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg
30     Legg Mason Partners Funds

Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).
Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month up to a maximum of 12.00% in one year.

The following conditions apply:
• Your shares must not be represented by certificates
• All dividends and distributions must be reinvested
For more information, please contact your Service Agent or consult the SAI.
Legg Mason Partners Global Equity Fund      31

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request may not be processed:

•	Name of the fund
•	Your account number
•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	Signature of each owner exactly as the account is registered
   The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.
Signature guarantees
To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000
•	Are sending signed share certificates or stock powers to the transfer agent
•	Instruct the transfer agent to mail the check to an address different from the one on your account registration
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration
   You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.
The fund has the right to:

•	Suspend the offering of shares
•	Waive or change minimum and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission
•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities
Small account balances/ Mandatory redemptions
If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to
32     Legg Mason Partners Funds

make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.
   Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the transfer agent or consult the SAI.
Frequent purchases and redemptions of fund shares
Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.
Legg Mason Partners Global Equity Fund      33

   The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.
   The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.
Share certificates
Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.
34     Legg Mason Partners Funds

Dividends, distributions and taxes
Dividends and distributions
The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.
Taxes
The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.
   In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status

Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

   Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder, if any, may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations may also qualify. You may want to avoid buying shares when the fund is about to declare a dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.
   After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. For fund taxable years beginning in 2006 and 2007, the fund will not withhold with respect to dividends designated as
Legg Mason Partners Global Equity Fund      35

interest-related dividends or short-term capital gain dividends. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.
Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   The fund invests in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
   The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations
36     Legg Mason Partners Funds

are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers located in emerging markets — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.
   It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.
Legg Mason Partners Global Equity Fund      37

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception of that class and for the six month period ended June 30, 2006). Certain information reflects financial results for a single Class A, Class B, Class C and Class I (formerly Y) fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the six month period ended June 30, 2006 is unaudited. The information in the following tables for the fiscal year ended December 31, 2005 has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The information in the following tables for the fiscal years ended December 31, 2001, 2002, 2003 and 2004 has been audited by other independent registered public accountants.
   As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.
   Financial highlights for Class 1 shares are not provided as this class is newly offered as of the date of this Prospectus.

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2006(1)(2)		2005(1)	2004(1)	2003(1)	2002(1)	2001

Net Asset Value, Beginning of Period	$11.90		$10.97	$9.45	$7.39	$8.57	$10.91

Income (Loss) From Operations:
Net investment income (loss)	0.12		0.17	0.07	0.05	0.02	(0.01)
Net realized and unrealized gain (loss)	0.99		0.91	1.55	2.06	(1.20)	(2.29)

Total Income (Loss) From Operations	1.11		1.08	1.62	2.11	(1.18)	(2.30)

Less Distributions From:
Net investment income	—		(0.15)	(0.10)	(0.05)	—	(0.02)
Net realized gains	(0.00	)(3)	—	—	—	—	(0.02)

Total Distributions	(0.00	)(3)	(0.15)	(0.10)	(0.05)	—	(0.04)

Net Asset Value, End of Period	$13.01		$11.90	$10.97	$ 9.45	$ 7.39	$ 8.57

Total Return(4)	9.36%		9.88%	17.24%	28.55%	(13.77)%	(21.13)%

Net Assets, End of Period (000s)	$40,434		$37,449	$34,599	$32,605	$16,469	$19,767

Ratios to Average Net Assets:
Gross expenses	1.49	% (5)	1.62%	1.83%	2.17%	2.95%	2.76%
Net expenses(6)	1.45	(5)(7)	1.62	1.69 (7)	1.75 (7)	1.75 (7)	1.75 (7)
Net investment income (loss)	1.82	(5)	1.48	0.73	0.59	0.31	(0.13)

Portfolio Turnover Rate	94%		29%	60%	120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 1.75%.

(7)	Reflects fee waivers and/or expense reimbursements.
38     Legg Mason Partners Funds

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares	2006(1)(2)		2005(1)	2004(1)		2003(1)	2002(1)	2001

Net Asset Value, Beginning of Period	$11.53		$10.62	$9.13		$7.16	$8.36	$10.73

Income (Loss) From Operations:
Net investment income (loss)	0.05		0.07	(0.00	)(3)	(0.02)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.96		0.89	1.50		1.99	(1.16)	(2.25)

Total Income (Loss) From Operations	1.01		0.96	1.50		1.97	(1.20)	(2.33)

Less Distributions From:
Net investment income	—		(0.05)	(0.01)		—	—	(0.02)
Net realized gains	(0.00	)(3)	—	—		—	—	(0.02)

Total Distributions	(0.00	)(3)	(0.05)	(0.01)		—	—	(0.04)

Net Asset Value, End of Period	$12.54		$11.53	$10.62		$9.13	$7.16	$8.36

Total Return(4)	8.79%		9.00%	16.40%		27.51%	(14.35)%	(21.76)%

Net Assets, End of Period (000s)	$6,590		$7,356	$7,617		$8,342	$836	$348

Ratios to Average Net Assets:
Gross expenses	2.42	% (5)	2.48%	2.61%		2.92%	3.70%	3.51%
Net expenses(6)	2.41	(5)(7)	2.48	2.44	(7)	2.50 (7)	2.50 (7)	2.50 (7)
Net investment income (loss)	0.76	(5)	0.66	(0.03)		(0.29)	(0.50)	(0.85)

Portfolio Turnover Rate	94%		29%	60%		120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 2.50%.

(7)	Reflects fee waivers and/or expense reimbursements.
Legg Mason Partners Global Equity Fund      39

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares	2006(1)(2)		2005(1)	2004(1)		2003(1)	2002(1)	2001

Net Asset Value, Beginning of Period	$12.06		$11.11	$9.55		$7.47	$8.72	$11.17

Income (Loss) From Operations:
Net investment income (loss)	0.05		0.06	(0.01)		(0.02)	(0.02)	(0.33)
Net realized and unrealized gain (loss)	1.00		0.93	1.57		2.10	(1.23)	(2.08)

Total Income (Loss) From Operations	1.05		0.99	1.56		2.08	(1.25)	(2.41)

Less Distributions From:
Net investment income	—		(0.04)	(0.00	)(3)	—	—	(0.02)
Net realized gains	(0.00	)(3)	—	—		—	—	(0.02)

Total Distributions	(0.00	)(3)	(0.04)	(0.00	)(3)	—	—	(0.04)

Net Asset Value, End of Period	$13.11		$12.06	$11.11		$9.55	$7.47	$8.72

Total Return(4)	8.74%		8.95%	16.37%		27.84%	(14.33)%	(21.61)%

Net Assets, End of Period (000s)	$50,677		$38,418	$19,040		$7,368	$1,147	$699

Ratios to Average Net Assets:
Gross expenses	2.57	% (5)	2.74%	2.65%		2.86%	3.55%	3.35%
Net expenses(6)(7)	2.50	(5)	2.50	2.42		2.44	2.35	2.35
Net investment income (loss)	0.82	(5)	0.53	(0.10)		(0.27)	(0.32)	(0.77)

Portfolio Turnover Rate	94%		29%	60%		120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2006 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 2.50%.

(7)	Reflects fee waivers and/or expense reimbursements.
40     Legg Mason Partners Funds

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares(1)(2)	2006(3)		2005	2004	2003(4)

Net Asset Value, Beginning of Period	$11.89		$10.96	$9.46	$7.46

Income (Loss) From Operations:
Net investment income (loss)	0.13		0.22	0.09	(0.01)
Net realized and unrealized gain	1.00		0.92	1.56	2.07

Total Income From Operations	1.13		1.14	1.65	2.06

Less Distributions From:
Net investment income	—		(0.21)	(0.15)	(0.06)
Net realized gains	(0.00	) (5)	—	—	—

Total Distributions	(0.00	) (5)	(0.21)	(0.15)	(0.06)

Net Asset Value, End of Period	$13.02		$11.89	$10.96	$9.46

Total Return(6)	9.53%		10.38%	17.60%	27.58%

Net Assets, End of Period (000s)	$2,016		$2,174	$2,185	$984

Ratios to Average Net Assets:
Gross expenses	1.12	%(7)	1.21%	1.49%	1.90	% (7)
Net expenses(8)	1.12	(7)(9)	1.21	1.43 (9)	1.48	(7)(9)
Net investment income (loss)	1.98	(7)	1.94	0.94	(0.18	)(7)

Portfolio Turnover Rate	94%		29%	60%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	For the six months ended June 30, 2006 (unaudited).

(4)	For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(5)	Amount represents less than $0.01 per share.

(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(7)	Annualized.

(8)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 1.50%.

(9)	Reflects fee waivers and/or expense reimbursements.
Legg Mason Partners Global Equity Fund      41

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44     Legg Mason Partners Funds

(Investment Company Act File No. 811-4007) FD02534 12/06	Legg Mason Partners
Global Equity Fund

You may visit the fund’s website at www.leggmason.com/ InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports. Annual and Semi-Annual Reports to shareholders provide additional information about the fund’s investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, by calling Primerica Shareholder Services at 800-544-5445), or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

                                                                                                                                                                               Filed under Rule 497(c)
                                                                                                                                                                               File Nos. 2-90519 and 811-4007
May 1, 2006, as amended December 1, 2006
LEGG MASON PARTNERS GLOBAL EQUITY FUND
125 Broad Street
New York, New York 10004
(800)451-2010.
STATEMENT OF ADDITIONAL INFORMATION
      Legg Mason Partners Global Equity Fund (the “Fund”) is a series of Legg Mason Partners Trust II (the “Trust”). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984.
      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund’s Prospectus, dated May 1, 2006, as amended on December 1, 2006, and as may be further amended and supplemented from time to time, by which shares of the Fund are offered (the “Prospectus”). This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page           hereof. These financial statements can be found in the Fund’s Annual and Semi-Annual Reports to Shareholders. The prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, certain broker/dealers, financial intermediaries, or financial institutions that have entered into an agreement with one of the Fund’s distributors, (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason Inc. (“Legg Mason”), Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”), serve as the Fund’s distributors.
      “Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

1.	The Trust	2
2.	Investment Objective and Policies	2
3.	Description of Permitted Investments and Investment Practices and Associated Risks	3
4.	Investment Restrictions	11
5.	Determination of Net Asset Value; Valuation of Securities	14
6.	Purchase of Shares	14
7.	Redemption of Shares	20
8.	Exchange Privilege	22
9.	Management	24
10.	Portfolio Transactions	42
11.	Disclosure of Portfolio Holdings	44
12.	Portfolio Managers	47
13.	Description of Shares, Voting Rights and Liabilities	49
14.	Tax Matters	53
15.	Certain Additional Legal Matters	59
16.	Financial Statements	62
	Appendix A — Proxy Voting Guidelines & Procedures Summary	A-1
      This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1.     THE TRUST
      Legg Mason Partners Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called Smith Barney Trust II prior to April 7, 2006, CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes the Fund, which is a series of the Trust. Prior to October 1, 2006, the Fund was called Legg Mason Partners International Large Cap Fund. Prior to April 7, 2006 the Fund was called Smith Barney International Large Cap Fund. Prior to September 11, 2000 the Fund was called CitiFunds International Growth Portfolio; prior to October 5, 1998, the Fund was called CitiFunds International Equity Portfolio; and prior to March 2, 1998 the Fund was called Landmark International Equity Fund.
      The Fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.
      Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the Fund and provides certain oversight services to the Fund. Batterymarch Financial Management, Inc. (“Batterymarch” or the “subadviser”) serves as the subadviser to the Fund and provides the day-to-day portfolio management of the Fund.
      Shares of the Fund are continuously sold by LMIS, CGMI and PFS, the Fund’s distributors. Shares may be purchased from the Fund’s distributors, or from Service Agents. The distributors and Service Agents may receive fees from the Fund pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act.
2.     INVESTMENT OBJECTIVE AND POLICIES
      The investment objective of the Fund is to promote long-term capital growth. Dividend income, if any, is incidental to this investment objective. Of course, there can be no assurance that the Fund will achieve its objective. The Fund’s investment objective may be changed without shareholder approval.
      The Fund invests primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the Morgan Stanley Capital International World Index (the “MSCI World Index”). The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 30, 2006, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances the Fund invests at least 80% of its assets in equity and equity-related securities. Although this specific investment policy may be changed without shareholder approval, the Fund has adopted a policy to provide its shareholders with at least 60 days’ notice of any change to this policy.
      Although the Fund invests primarily in securities with a market capitalization of greater than U.S. $15 billion, the Fund may invest in securities of any market capitalization, including mid-cap and small-cap securities.
      The Fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers.
      The Fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The Fund may invest directly in foreign securities or may invest in depository receipts.

      In addition to common stocks, the Fund may also invest in other securities including rights to purchase common stocks, preferred stock, warrants, and, to a limited extent, shares of other investment companies, including closed end investment companies that invest in foreign securities.
      The Fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The Fund may enter into these forward currency contracts to: (i) settle transactions in securities quoted in foreign currencies or (ii) attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies.
      The policies described herein and those described below under “Description of Permitted Investments and Investment Practices and Associated Risks” are not fundamental and may be changed without shareholder approval.
      Certain of the Fund’s investment restrictions described below under “Investment Restrictions” are fundamental and cannot be changed without shareholder approval.
3.     DESCRIPTION OF PERMITTED INVESTMENTS
AND INVESTMENT PRACTICES AND ASSOCIATED RISKS
      The Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the Fund. The Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser’s investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense.
Repurchase Agreements
      The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof) (the “NYSE”)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund’s risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund must be fully collateralized at all times during the period of the agreement in that the value of the underlying security must be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian must have control of the collateral, which the manager believes will give the Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

Reverse Repurchase Agreements
      The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund’s ability to meet its current obligations or impede investment management if a large portion of the Fund’s assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.
ETFs or Exchange Traded Funds
      The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.
      Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.
Rule 144A Securities
      Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.
Private Placements and Illiquid Investments
      The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Convertible Securities
      The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
      In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed- income security) or its “conversion value” (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same Issuer.
Securities of Non-U.S. Issuers
      The Fund may invest a substantial amount of its assets in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.
      It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund’s assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.
      The Fund may invest in issuers located in emerging market countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in emerging market countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of emerging market countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.
      The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the Fund may be higher than that of investment companies investing exclusively in U.S. securities.
      Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies may entail the risk that the market value of such investments may be substantially less than their net asset value. Investments in other investment companies are subject to the risk that there is duplication of investment management and other fees and expenses.
      American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.
      ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.
      The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.
Euro Conversion
      The Fund may invest in securities of issuers in European countries. An increasing number of European countries participate in the European Economic and Monetary Union (“EMU”) and many of those countries have adopted the Euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund’s portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.
Foreign Currency Exchange Transactions
      Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund’s assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund’s holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.
      The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
      A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties. at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.
      When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
      When the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund’s securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.
      The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the

non-U.S. currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase. on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.
      It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.
      When entering into forward contracts, the Fund intends to comply with policies of the Securities and Exchange Commission (the “SEC”) concerning forward contracts. Those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.
      The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.
      The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.
      The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.
      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.
      The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the

Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
      Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund’s obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.
      Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.
      Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the subadviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund’s securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.
Short Sales “Against the Box”
      In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”
      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the Fund. These securities constitute the Fund’s long position.
      The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.
      The subadviser does not expect that more than 40% of the Fund’s total assets would be involved in short sales against the box. The subadviser does not currently intend to engage in such sales.

Lending of Securities
      Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of the Fund’s total assets.
When-Issued Securities
      The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when- issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued basis” may increase the volatility of its net asset value.
Defensive Strategies
      During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

4.     INVESTMENT RESTRICTIONS
      The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.
Current Investment Restrictions
      The Fund may not:

(1) Borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4) Issue any senior security except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(6) Purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.
      If a percentage or rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Fund’s Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.
Proposed Investment Restrictions
      The Fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the Fund’s shareholders, the Fund’s revised fundamental policies will be as follows:

(1) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

      With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree.
      With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities maybe considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities.
      With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds.
      With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.
      With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.
      With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.
      With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.
      The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

5.     DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES
      The net asset value per share of the Fund is determined for each class on each day during which the NYSE is open for trading (a “business day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Service Agent prior to its calculation.
      The Prospectus for the Fund contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Fund’s securities.
6.     PURCHASE OF SHARES
General
      Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, B, C, 1 or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.
      For additional information regarding applicable investment minimums and eligibility requirements, please see the Fund’s prospectus.
      There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.
      Purchase orders received by the Fund or a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the Fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.
      Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent or, with respect to a PFS account, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25

      *As of November 20, 2006, Class Y Shares were renamed Class I Shares.

by a distributor, the transfer agent or Primerica Shareholder Services (such fee may be up to $30 for a PFS account). The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the Fund or a Service Agent.
Sales Charge Alternatives
      The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.
      Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in the Fund’s prospectus.
      Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.
      Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.
      Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”
      Class 1 Shares. Class 1 shares are sold to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. Investors do not pay a sales charge on the Fund’s distributions or dividends that they reinvest in additional Class 1 shares. Investors pay a lower sales charge as the size of their investment increases to certain levels called breakpoints, as described in the fund’s prospectus.
      Class I Shares. Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.
Sales Charge Waivers and Reductions
      Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value (“NAV”) without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members,(iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the Funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.
      In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.
      Accumulation Privilege — Please see the Fund’s prospectus for information regarding accumulation privileges.
      Letter of Intent — helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000
      Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.
      When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.
      Eligible Fund Purchases. Generally, shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.
      This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.
      Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your letter of intent asset goal.

      Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.
      Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.
      Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.
      Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.
      Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.
      Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.
      Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.
Contingent Deferred Sales Charge Provisions
      “Contingent Deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

      Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.
      Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Contingent Deferred Sales Charge

First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00
      Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.
      In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.
Waivers of Contingent Deferred Sales Charge
      The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

      As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.
      A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.
      Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.
Grandfathered Retirement Program with Exchange Features
      Retirement plan programs authorized by LMIS (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of the Fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.
      Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:
      If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.
      Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.
      For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.
PFS Accounts
      The fund offers two classes of shares to investors purchasing shares through PFS: Class A shares and Class B shares.
      Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, c/o PFPC, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments must be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributors and in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC.

      Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day.
      Initial purchases of fund shares may be made by wire. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.
      Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholders Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time any day that the NYSE is open. A shareholder who does not wish to allow subsequent investments by telephone by any person in his account, should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.
      An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.
      Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.
Determination of Public Offering Price
      The Fund offers its shares on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A and 1 shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.
      Set forth below is an example of the method of computing the offering price of the Class A and 1 shares of the Fund.

Class A (net asset value of $13.01 plus 6.10% of net asset value per share)	$13.80
Class 1 (net asset value of $13.01 plus 9.29% of net asset value per share)	$14.22
7.     REDEMPTION OF SHARES
      The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.
      If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.
      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.
      The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.
      The Fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.
PFS Accounts
      Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.
      All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/ dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.
      Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time to obtain the proper forms.
      Shareholders may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares in their account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder may to use the fund’s regular redemption procedure described above.

      Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.
Automatic Cash Withdrawal Plan
      An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the Fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.
      Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.
Additional Information Regarding Telephone Redemption And Exchange Program
      Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.
8.     EXCHANGE PRIVILEGE
      General. The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.
      Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.
      Class A, 1 and I Exchanges. Class A, 1 and I shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.
      Class B Exchanges. Class B shares of the Fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.
      Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.
Additional Information Regarding the Exchange Privilege
      The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.
      During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.
      Certain shareholders may be able to exchange shares by telephone. See the Fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged, no signature guarantee is required.
      This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through Service Agents, their Service Agents to obtain more information and prospectuses of the Funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.
Involuntary Redemptions of Shares
      Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).

9.     MANAGEMENT
      The Fund is supervised by the Board of Trustees of the Trust, at least 75% of whom are not affiliated with the manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex the Trustees oversee, and other board memberships they hold are set forth below. Unless otherwise noted, the address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed.
      An asterisk in the table below identifies those Trustees and officers who are “interested persons” (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual’s position with the manager or its affiliates (including CAM North America LLC) described in the table below.

Number of
Portfolios
				in Fund	Other Board
		Length		Complex	Memberships Held
Name and	Position(s)	of Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Interested Trustee and Officer:*
R. Jay Gerken, CFA* Born 1951	President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 166 funds associated with Legg Mason & Co.; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	168	Trustee, Consulting Group Capital Markets Funds

*	Mr. Gerken and each officer of the Fund is an “interested person” of the Fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

				Number of
				Portfolios
				in Fund	Other Board
		Length		Complex	Memberships Held
Name and	Position(s)	of Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Non-Interested Trustees:
Elliott J. Berv Born 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton Born 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000).	37	Director, Temple- Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003).

A. Benton Cocanougher Born 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001).	37	None

				Number of
				Portfolios
				in Fund	Other Board
		Length		Complex	Memberships Held
Name and	Position(s)	of Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Mark T. Finn Born 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross Born 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992).	37	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Number of
Portfolios
				in Fund	Other Board
		Length		Complex	Memberships Held
Name and	Position(s)	of Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Alan G. Merten Born 1941	Trustee	Since 2001	President, George Mason University (since 1996).	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None
Officers:*
Ted P. Becker 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2006 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management LLC, Salomon Brothers Asset Management Inc., Citi Fund Management Inc. and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

*	Mr. Gerken and each officer of the Fund is an “interested person” of the Fund as defined in the 1940 Act because of their position with the manager and/or certain of its affiliates.

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of Citi Fund Management, Inc. (“CFM”) (2001 to 2004)	N/A	N/A

Frances M. Guggino 125 Broad Street New York, NY 10004 Born 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. or its predecessors.	N/A	N/A

Guy Bennett John Hancock Tower 200 Clarendon Street, 49th Floor Boston, MA 02116 Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2001).	N/A	N/A

Alan J. Blake 125 Broad Street New York, NY 10004 Born 1949	Vice President and Investment Officer	Since 2001	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.	N/A	N/A

Harry D. Cohen* 125 Broad Street Born 1940	Vice President and Investment officer	Since 2003	Portfolio Manager, Managing Director and Chief Investment Officer of ClearBridge. Previously, Mr. Cohen was Portfolio Manager of CAM.	N/A	N/A

Christopher W. Floyd, CFA* John Hancock Tower 200 Clarendon Street, 49th Floor Boston, MA 02116 Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and previously, Quantitative Analyst (2000 to 2003) of Batterymarch.	N/A	N/A

Number of
Portfolios
				in Fund	Other Board
		Length		Complex	Memberships Held
Name and	Position(s)	of Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Scott Glasser 125 Broad Street New York, NY 10004 Born 1966	Vice President and Investment Officer	Since 1996	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Glasser was Portfolio Manager of CAM	N/A	N/A

Vincent Gao, CFA 125 Broad Street New York, NY 10004 Born 1974	Vice President and Investment Officer	Since 2006	Portfolio Manager and Director of ClearBridge. Previously, Mr. Gao was Portfolio Manager of CAM.	N/A	N/A

John G. Goode One Sansome Street, 36th Floor San Francisco, CA 94104 Born 1944	Vice President and Investment Officer	Since 1995	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs. Previously, Mr. Goode was Portfolio Manager of CAM.	N/A	N/A

Peter J. Hable One Sansome Street, 36th Floor San Francisco, CA 94104 Born 1958	Vice President and Investment Officer	Since 1990	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.	N/A	N/A

Charles F. Lovejoy, CFA John Hancock Tower 200 Clarendon Street, 49th floor Boston, MA 02116 Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 1992).	N/A	N/A

John S. Vietz, CFA John Hancock Tower 200 Clarendon Street, 49th floor Boston, MA 02116 Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2005). Previously, Mr. Vietz was Equity Research Analyst at Manning & Napier and Barra Rogers Casey.	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

Rosemary D. Emmens 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice President (1998-2004); Assistant Secretary of certain mutual funds associated with the manager or its affiliates	N/A	N/A

Number of
Portfolios
				in Fund	Other Board
		Length		Complex	Memberships Held
Name and	Position(s)	of Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served	During Past 5 Years	by Trustee	Past Five Years

Harris C. Goldblat 300 First Stamford Place Stamford, CT 06902 Born 1969	Assistant Secretary	Since 2000	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2004); Vice President (2000-2004); Assistant Secretary of certain mutual funds associated with the manager or its affiliates	N/A	N/A

George Hoyt 300 First Stamford Place Stamford, CT 06902 Born 1965	Assistant Secretary	Since 2005	Director and Associate General Counsel, Legg Mason & Co., LLC or its predecessors (since 2005); Assistant Secretary of certain mutual funds associated with the manager or its affiliates; Associate, Sidley, Austin Brown & Wood LLP (2000-2004)	N/A	N/A
      The business affairs of the Fund are managed by or under the direction of the Board of Trustees.
      The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act.
      The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.
      The Board has a standing Governance Committee comprised of all of the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the most recent fiscal year. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.
      The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund, as applicable.
      The Board also has a standing Performance and Review Committee, which is comprised of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of the Fund’s management contract, applicable distribution plans and distribution agreement. The Performance and Review Committee met five times during the most recent fiscal year.
      The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies in the Fund complex supervised by the Trustees as of December 31, 2005:

	Dollar Range of	Aggregate Dollar Range of Equity
	Equity Securities	Securities in All Investment
	in the International	Companies in the Fund Complex
Name of Trustee	Large Cap Fund	Overseen by the Trustee

Interested Trustee
R. Jay Gerken	None	Over $100,000
Non-Interested Trustees
Elliott J. Berv	None	None
Donald M. Carlton	None	Over $100,000
A. Benton Cocanougher	None	$10,001-$50,000
Mark T. Finn	None	$1-$10,000
Stephen Randolph Gross	None	None
Diana R. Harrington	None	$10,001-$50,000
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000
      None of the non-interested Trustees nor their family members had any interest in the manager, Legg Mason Investor Services, LLC, CGMI, or any person directly or indirectly controlling, controlled by, or under common control with the manager, Legg Mason Investor Services, LLC or CGMI as of December 31, 2005.
      Information regarding compensation paid to the Trustees by the Fund for the fiscal year ended December 31, 2005 is set forth below. The members of the Board who are not “Interested Persons,” as defined in the 1940 Act, receive a fee for each meeting of the Fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Fund for his service as trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.
      Each fund in the complex pays a pro rata share of Trustee fees based on asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad hoc telephonic meeting in which that Trustee participates. The lead Independent Trustee will receive an additional $10,000 per year and the Chair of the Audit Committee and Performance and Review Committees will each receive an additional $7,500 per year. The Fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

		Pension or
		Retirement	Total
		Benefits	Compensation from	Number of Portfolios
	Aggregate	Paid as Part	Fund Complex	in Fund Complex
	Compensation	of Fund	Paid to	Served by
Trustee	from the Fund(1)	Expenses(1)	Trustees(1)(2)	Trustee(1)(3)

Interested Trustee
R. Jay Gerken	$0	None	$0	168
Non-Interested Trustees
Elliott J. Berv	$800	None	$123,000	37
Donald M. Carlton	$827	None	$132,500	37
A. Benton Cocanougher	$951	None	$127,000	37
Mark. T. Finn	$819	None	$130,700	37
Stephen Randolph Gross	$807	None	$130,500	37
Diana R. Harrington	$800	None	$123,000	37
Susan B. Kerley	$800	None	$123,000	37
Alan G. Merten	$872	None	$122,500	37
R. Richardson Pettit	$873	None	$122,500	37

(1)	Information is for the fiscal year ended December 31, 2005.

(2)	In addition to the amounts set forth above, Messrs. Berv, Canton, Cocanougher, Finn, Gross, Merten and Pettit and Mmes. Harrington and Kerley received $38,500, $50,000, $39,000, $50,000, $85,500, $50,500, $49,500, $50,000 and $50,500, respectively, during the calendar year ended December 31, 2005 for service as Trustees in attending additional meetings relating to the approval of policies and procedures under Rule 38a-l, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were born by the manager and/or its affiliates and not the Fund.

(3)	Two of the Funds in the Fund complex were not operational during the fiscal year ended December 31, 2005.
      On June 19, 2006, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for other Trustees and to allow Trustees to elect to retire as of the date on which Trustees elected in accordance with the joint proxy statement (filed on behalf of the Fund in the fourth quarter of 2006) accept their elections and commence service as Trustees (the “Effective Date”).
      On July 10, 2006, the Board voted to amend its two retirement plans — a retirement plan applicable to all funds overseen by the Board (the “General Retirement Plan”) and a retirement plan adopted by the board of Legg Mason Partners Investment Series relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten and R. Richardson Pettit (the “Legg Mason Partners Investment Series Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984;

Mr. Merten: $405,257; Mr. Pettit: $424,976. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. Legg Mason or its affiliates will reimburse each such fund in an amount equal to 50% of such benefits paid by it. In the event that a remaining Trustee dies prior to the Effective Date, the Trustees’ beneficiary will be entitled to full retirement benefits as would be payable to a retired Trustee under the applicable plan described below rather than the benefit amount set forth above.
      Under the amended retirement plans, former Trustees that had retired prior to the date of the amendment and Trustees who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.
      Under the General Retirement Plan, retired or retiring Trustees are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustees’ retirement (or in the case of a Trustee retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Trustee has made a timely election, in a lump sum (discounted to present value).
      During the most recent fiscal year, retired Trustees received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $60,000 in four quarterly installment payments.
      Under the Legg Mason Partners Investment Series Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retired or retiring Trustees are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Trustee is required to waive all rights under the Legg Mason Partners Investment Series Retirement Plan. Mr. Carlton has elected to retire as of the Effective Date. In connection therewith, under the Legg Mason Partner Investment Series Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each fund of the Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such fund an amount equal to 50% of the retirement benefits paid by the fund to Mr. Carlton.
      As of November 8, 2006, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.
      As of November 8, 2006, the following persons owned of record the amounts indicated of the shares of the Class of the Fund:

Name	Class	Percentage of Shares

Citistreet Retirement Trust Account	Class A	6.7249%
Citigroup Institutional Trust 400 Atrium Dr. Somerset, NJ 08873-4172

Citibank, NA	Class A	6.3535%
Succ Ttees Rose-Marie Garcia Anderson V/ 153 East 53rd St., 23rd Fl New York, NY 10043-0001

Name	Class	Percentage of Shares

Citibank, NA	Class A	6.3535%
Succ Ttees Jack Roy Anderson U/A 11/29/ 153 East 53rd St., 23rd Fl New York, NY 10043-0001

Citibank, NA	Class A	5.1096%
Ttee New York Community Trust U-W M W 153 East 53rd St., 23rd Fl New York, NY 10043-0001

Citibank, NA	Class A	5.0149%
Ttee the New York Community Trust UW DW 153 East 53rd St., 23rd Fl New York, NY 10043-0001

Citigroup Global Markets Inc.	Class I	99.9999%
333 W. 34th Street New York, NY 10001
      The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.
      The Declaration of Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.
Code of Ethics
      Pursuant to Rule 17j-1 under the 1940 Act, the Fund, its manager, the subadviser, and the distributors each have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the Code of Ethics of the Fund and its manager, subadviser and distributors are on file with the SEC.

Proxy Voting Policies & Procedures
      Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.
      LMPFA delegates the responsibility for voting proxies for the Fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies . LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.
      The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.
Manager
      LMPFA serves as investment manager to the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Fund that was approved by the Board, including a majority of the Independent Trustees, on June 19, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion. LMPFA provides administrative and certain oversight services to the Fund and manages the cash and short-term investments of the Fund.
      Under the Management Agreement, subject to the supervision and direction of the Fund’s Board, the manager is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. The manager performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.
      The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than

60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.
      As of October 1, 2005, management fees under the Management Agreement are computed daily and paid monthly at the following annual rates of the Fund’s average daily net assets on an annualized basis for the Fund’s then-current fiscal year: 0.850% on assets up to $1 billion, 0.825% on assets between $1 billion and $2 billion, 0.800% on assets between $2 billion and $5 billion, 0.775% on assets between $5 billion and $10 billion, and 0.750% on assets over $10 billion. Prior to October 1, 2005, management fees under the Management Agreement were payable at the annual rate of 0.85% of the Fund’s average daily net assets. The manager may reimburse the Fund or waive all or any portion of its management fee.
      Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM) served as the Fund’s manager. SBFM is also a wholly-owned subsidiaries of Legg Mason.
Subadviser
      Batterymarch provides the day-to-day portfolio management of the Fund as subadviser, except for the management of cash and short-term investments which is performed by the manager. Batterymarch was established in 1969 and having offices at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans, endowments and foundations, investment companies (including mutual funds) and state and municipal and foreign governmental entities. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006. Batterymarch is a wholly-owned subsidiary of Legg Mason. Batterymarch serves as subadviser pursuant to a Sub-Advisory Agreement that was approved by the Board, including a majority of the Independent Trustees, on June 19, 2006.
      Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the Fund’s portfolio (or allocated portion thereof) in accordance with the Fund’s stated investment objective(s) and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.
      The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the Manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the Manager without the consent of the subadviser.
      As compensation for its sub-advisory services, the manager will pay the sub-adviser a sub-advisory fee equal to 70% of the management fee paid to LMPFA, net of expenses waivers and reimbursements.
      Prior to February 2006, SBFM, the prior manager, delegated the daily management of the investments of the Fund to its affiliate, Legg Mason International Equities Limited (formerly Citigroup Asset Management Ltd.) (the “subadviser”), pursuant to a subadvisory agreement between the manager and the sub-adviser.

      For its services under the Sub-Advisory Agreement, the sub-adviser was entitled to receives fees, payable by the manager, which were computed daily and paid monthly, at an annual rate equal to 0.55% of the aggregate assets of the Fund allocated to the sub-adviser.
Distributors
      Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund’s distributors. LMIS, CGMI and PFS serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, dated December 1, 2005, with respect to LMIS and CGMI, and December 1, 2006, with respect to PFS (the “Distribution Agreements”), which were approved by the Fund’s Board of Trustees and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005, with respect to LMIS and CGMI and June 19, 2006 with respect to PFS. The Distribution Agreements went into effect on December 1, 2005 with respect to LMIS and CGMI and on December 1, 2006 with respect to PFS. Prior to December 1, 2005, CGMI served as the Fund’s distributor.
      A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each Distribution Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, provided that the PFS Distribution Agreement provides that it may be terminated upon 90 days’ written notice by PFS.
      In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
      A distributor is entitled to receive the proceeds of the initial sales charge, if any, paid upon the purchase of Class A shares, and all or a portion of said amount is paid to Service Agents. CGMI is entitled to receive the contingent deferred sales charge paid upon certain redemptions of Class B and C shares directly from the Fund for any of the distribution and service expenses described above.
Initial Sales Charges
      The aggregate dollar amount of Initial Sales Charges on Class A and Class C shares paid to CGMI and its affiliates were as follows. Class 1 shares are newly offered as of the date of this SAI, no fees initial sales charges were paid by the class during the Fund’s past three fiscal years.
      Class A Shares
      For the fiscal year ended December 31:

2005	$19,000
2004	$25,000
2003	$15,000

      Class C Shares*
      For the fiscal year ended December 31:

2005	$0
2004	$1,000
2003	$9,000

*	On February 2, 2004, the initial sales charge of 100% on Class C shares was eliminated for sales made on or after that date.
      The aggregate dollar amount of Initial Sales Charges on Class A shares paid to LMIS were as follows:
      Class A Shares

For the period from December 1, 2005 through December 31, 2005	$0
      Because PFS became a distributor of the Fund on December 1, 2006, no initial sales charges were paid to PFS during the Fund’s past three fiscal years.
Contingent Deferred Sales Charges
      The aggregate dollar amount of Contingent Deferred Sales Charges on Class A, Class B and Class C shares paid to CGMI and its affiliates were as follows:
      Class A Shares
      For the fiscal year ended December 31:

2005	$0
2004	$0
2003	$0
      Class B Shares
      For the fiscal year ended December 31:

2005	$5,000
2004	$8,000
2003	$7,000
      Class C Shares
      For the fiscal year ended December 31:

2005	$—	*
2004	$0
2003	$0

*	Contingent deferred sales charges for Class C represent less than $1,000.
      The aggregate dollar amount of Contingent Deferred Sales Charges on Class A, Class B and Class C shares paid to LMIS were as follows:
      Class A Shares

For the period from December 1, 2005 through December 31, 2005	$0
      Class B Shares

For the period from December 1, 2005 through December 31, 2005	$0
      Class C Shares

For the period from December 1, 2005 through December 31, 2005	$0

      Because PFS became a distributor of the Fund on December 1, 2006, no contingent deferred sales charges were paid to PFS during the Fund’s past three fiscal years.
Shareholder Services and Distribution Plan
      The Fund has adopted a shareholder services and distribution plan (the “12b-1 Plan”) with respect to its Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the 12b-1 Plan relating to Class B shares and Class C shares. Such fees may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.
      The 12b-1 Plan also provides that the distributors and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.
      The 12b-1 Plan permits the Fund to pay fees to distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the 12b-1 Plan for the Fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the Fund separately.
      The 12b-1 Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan. Dealer reallowances are described in the Fund’s prospectus.
      The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the Fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributors provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the

Qualified Trustees then in office who are not interested Trustees of the Trust. The 12b-1 Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Fund will preserve such copies in an easily accessible place.
      As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of the Fund pursuant to the respective Distribution Agreements.
      For the fiscal year ended December 31, 2005, the fees paid by the Fund to LMIS and CGMI under the Fund’s Rule 12b-1 Plan are set out in the table below. Because PFS became a distributor for the Fund on December 1, 2006 the Fund has not paid any fees under the 12b-1 Plan.

Class A	Class B	Class C	Total

$88,159	$72,901	$281,805	$442,865
      For the period from December 1, 2005 through December 31, 2005, LMIS incurred the following distribution expenses under the 12b-1 Plan for each class of the Fund. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials.

	Marketing and	Printing of	Branch	Financial
	Advertising	Prospectus	Expenses	Advisors	Total

Class A	—	—	—	—	—
Class B	$14	$2	—	$2,060	$2,076
Class C	$2,085	$268	—	—	$2,353
      For the fiscal year ended December 31, 2005, CGMI incurred the following distribution expenses under the 12b-1 Plan for each class of the Fund. Distribution expenses included compensation of financial advisors, printing costs of prospectuses and marketing materials.

	Marketing and	Printing of	Branch	Financial
	Advertising	Prospectus	Expenses	Advisors	Total

Class A	—	—	$18,929	$443,513	$62,442
Class B	$3,386	$22	$6,088	$28,244	$37,740
Class C	$64,891	$2,415	$450,150	$134,685	$252,141
Expenses
      In addition to amounts payable under the Management Agreement and the Distribution Plans (as discussed below), the Fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.
      Management may agree to waive fees and or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the Fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.
Custodian and Transfer Agent
      State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. State Street neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.
      PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.
Independent Registered Public Accounting Firm
      KPMG LLP, located at 345 Park Avenue, New York, New York 10154, has been selected as the Fund’s independent registered public accounting firm to audit and report on the Fund’s financial statements and financial highlights of the Fund for the fiscal year ending December 31, 2006.

Counsel
      Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, is legal counsel to the Fund.
10.     PORTFOLIO TRANSACTIONS
      Subject to policies as may be established by the Fund’s Board from time to time, the subadviser is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the Fund.
      Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”
      Pursuant to the Management Agreement and Sub-Advisory Agreement, the manager and the subadviser are authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/ dealer, the competitiveness of the price and the commission, the research services received and whether the broker/ dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.
      In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.
      Research services furnished to the manager or subadviser by brokers who effect securities transactions for the Fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the Fund. Not all of these research services are used by the subadviser in managing any particular account, including the Fund. For the fiscal year ended December 31, 2005, the Fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of
Total Dollar Amount of	Brokerage Commissions
Brokerage Transactions	Paid on Transactions
Related to Researched Services	Related to Research Services

$0	$0
      The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/ dealers”, as defined in the 1940 Act. The Fund’s Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.
Aggregate Brokerage Commissions Paid
      For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid aggregate brokerage commissions and brokerage commissions to CGMI as set out below:

		Amount of Brokerage
	Aggregate Broker	Commissions Paid by
	Commissions Paid	the Fund to CGMI

Year Ended December 31, 2003	$97,841	$0
Year Ended December 31, 2004	$111,899	$0
Year Ended December 31, 2005	$84,527	$0
      For the fiscal year ended December 31, 2005, the percentage of the Fund’s aggregate brokerage commissions paid to CGMI and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI were as follows:

The Percentage of the Fund’s
The Percentage of the Fund’s	Aggregate Dollar Amount of Transactions
Aggregate Brokerage Commissions	Involving the Payment of Commissions
Paid to CGMI	Effected Through CGMI

0%	0%
      As of December 1, 2005, LMIS became an affiliated person of the Fund under the 1940 Act. For the period December 1, 2005 through December 31, 2005, the Fund did not pay any brokerage commissions to LMIS or its affiliates.
      During the fiscal year ended December 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of December 31, 2005.

Value of Securities as of
Broker-Dealer	December 31, 2005

Credit Suisse First Boston Corp.	$1,971,302
Deutsche Bank Securities, Inc.	$955,506
      In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the Fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.
      For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the lime of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.
      For the fiscal years ended December 31, 2004 and 2005, the portfolio turnover rates were 60% and 29%, respectively.
      In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).
11.     DISCLOSURE OF PORTFOLIO HOLDINGS
      The funds have adopted policies and procedures developed by LMPFA, the funds’ investment manager, with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.
      LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.
      Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.
      The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.
      Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.
      The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.
      Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website http://www.leggmason.com/ InvestorServices.
      Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None
      Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end

Recipient	Frequency	Delay before dissemination

Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
12.     PORTFOLIO MANAGERS
      The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.
Other Accounts Managed by the Portfolio Manager
      The table below identifies, for each portfolio manager of the Fund as of February 1, 2006, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, in each case as of December 31, 2005. None of the accounts shown were subject to fees based on performance.

	Registered Investment	Other Pooled
Portfolio Manager	Companies	Investment Vehicles	Other Accounts

Charles F. Lovejoy	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management
Portfolio Manager Compensation
      Under the Batterymarch program, portfolio manager compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.
      The bonus and long term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short-term and longer-term pre-tax investment performance of the product that the portfolio manger works on. Short-term performance is one year or less. Longer-term performance is generally three- to five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as a Fund. The analysis of this performance is based on comparison to the MSCI World Index and other appropriate benchmark indices as well as a comparison to a group of peer managers;

•	Portfolio manager assistance in servicing clients; and

•	Portfolio manager contribution to new business development.
      Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Potential Conflicts of Interest
      Potential conflicts of interest may arise when a fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.
      The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
      These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/ Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership
      The table below identifies ownership of Fund securities by each Portfolio Manager as of December 31, 2005.
Dollar Range of Ownership

Dollar Range of Ownership
Portfolio Manager	of Securities in the Fund

Charles F. Lovejoy	None
13.     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
      The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series).
      Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.
      Subject to applicable law, the Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares. (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Fund determines that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.
      The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.
      Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the Fund’s shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.
      The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.
      The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
      The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment manager or distributor.
      The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.
Proposed Changes
      The Fund’s board has approved a number of initiatives designed to streamline and restructure the Fund complex and the Fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the Fund will become a series of a Maryland business trust and will be governed by a board of trustees, rather than a board of directors.
      A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

      Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.
      The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
      Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.
      Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
      Issuance and Redemption of Shares. The Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
      Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.
      Small Accounts. The declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
      Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

      Each share of the Fund, as a series of the trust, represents an interest in the Fund only and not in the assets of any other series of the trust.
      Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
      The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
      Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
      The declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

14.     TAX MATTERS
Taxes
      The following is a summary of certain material United States federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
The Fund and Its Investments
      The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”
      Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
      As a regulated investment company, the Fund will not be subject to United States federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.
      On December 31, 2005, the Fund did not have, for U.S. federal income tax purposes, capital loss carryforwards.
      The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

      If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.
      The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
      The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
      In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

      As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
      The Fund may be required to treat amounts as taxable income or gain, subject to the distributions requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnership or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In addition, if the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.
      Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.
      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
      Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to United States federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
      If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing Fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
      In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

      Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any mark-to-market gains as ordinary income and would deduct any mark-to-market losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might then have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to make such distribution, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
Taxation of United States Shareholders
      Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any distribution or dividend declared by the Fund in October, November or December of any calendar year to shareholders of record on a specified date in such a month which is actually paid during the following January shall be deemed to have been paid by the Fund and received by each shareholder on December 31 of the year in which the dividend is declared.
      The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.
      Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction. Dividends paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, may qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
      Special rules may apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%) to the extent that it is derived from “qualified dividend income” of the Fund, provided that it is so designated by the Fund and that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.
      We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.
      If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with exdividend dates within a 365-day period.
      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within

90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.
      Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s United States federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”
      Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes — Taxation of United States Shareholders — Dividends and Distributions”) made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Other Taxation
      Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
      If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders
      Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.
      In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

      For Fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
      Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code may in some cases treat that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.
      The foregoing is only a summary of certain material United States federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
15.     CERTAIN ADDITIONAL LEGAL MATTERS
Legal Matters
      Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
      On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the

Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.
      On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
      Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.
      * * *
      On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
      The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
      Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
      * * *
      Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
      On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
      As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
      * * *
      On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brother Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.
      Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.
      * * *
      On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

      The Subject Trust is also named in the complaint as a nominal defendant.
      The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.
      In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in October 2006. No assurance can be given as to the outcome of this matter.
***
      The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.
16.     FINANCIAL STATEMENTS
      The audited financial statements of the Fund (Statement of Assets and Liabilities as of December 31, 2005, Statement of Operations for the year ended December 31, 2005, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2005, Financial Highlights for each of the years in the five-year period ended December 31, 2005, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this SAI (Filed on March 10, 2006; Accession Number 0000930413-06-001953).
      The un-audited financial statements of the Fund (Statement of Assets and Liabilities as of June 30, 2006, Statement of Operations for the six months ended June 30, 2006, Statements of Changes in Net Assets for each of the six months ended June 30, 2006 and the year ended December 31, 2005, Financial Highlights for the six month period ended June 30, 2006 and each of the years in the five-year period ended December 31, 2005, and Notes to Financial Statements, each of which is included in the Semi-Annual Report to Shareholders of the Fund), are incorporated by reference into this SAI (filed on September 9, 2006; Accession Number 0000930413-06-006610).

Appendix A
BATTERYMARCH FINANCIAL MANAGEMENT, INC.
PROXY VOTING PHILOSOPHY
      Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.
      When Batterymarch is responsible for voting proxies, Batterymarch’s policy is generally to vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance. Voting will normally be conducted in accordance with ISS’s standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services (“PVS”), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.
BATTERYMARCH FINANCIAL MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
INTRODUCTION
      Batterymarch’s primary focus and responsibility is to preserve and enhance its clients’ investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.
      Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch’s votes are cast in a consistent manner that place our clients’ interests first.
      Batterymarch’s Proxy Voting Philosophy and Guidelines are an integral part of this document.
VOTING AND MONITORING RESPONSIBILITY
      Batterymarch’s Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients’ custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s fiduciary obligations are met.
VOTING AUTHORITY
      Batterymarch assumes voting authority for all client accounts unless a client’s Investment Management Agreement explicitly states otherwise.
HOW PROXIES ARE VOTED
      Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services (“PVS”), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.
      Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines. In such cases, provided that Batterymarch’s Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.
      Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch’s policy regarding when it may not vote proxies is described below.
CONFLICTS OF INTEREST
      Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients. With the ability to influence the outcome of a corporation’s shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.
      If one or more members of Batterymarch’s investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch’s compliance personnel will decide whether it presents a material conflict of interest.
      If a conflict of interest is identified, proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).
      If Batterymarch’s Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.
WHEN BATTERYMARCH MAY NOT VOTE
      Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

      In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.
      Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.
      ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch’s Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.
RECORDKEEPING AND REPORTING
      ISS maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.
PROXY VOTING GUIDELINES
      In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS’s standard guidelines. The following attachments are concise summaries of ISS’s standard proxy voting policy guidelines relating to domestic and global proxies.

ISS 2006 U.S. Proxy Voting Guidelines Concise Summary
Concise Summary of 2006 U.S. Proxy Voting Guidelines
Effective for meetings on or after Feb. 1, 2006
Updated Jan. 12, 2006

1.	Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2.	Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.
WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).
WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.
WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.
WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/ Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/ CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.
Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors

(including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.
In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4.	Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings
For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction — How has the market responded to the proposed deal?

•	Strategic rationale — Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process — Were the terms of the transaction negotiated at arms length? Was the process fair and equitable?

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance — Will the combined company have a better or worse governance profile than the parties to the transaction?

6.	State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8.	Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non- employee director for the most recent fiscal year.
Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.
Employee Stock Purchase Plans — Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Option Exchange Programs/ Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.
Severance Agreements for Executives/ Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9.	Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Generally vote FOR proposals seeking a report on the company’s animal welfare standards.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.
Concentrated Area Feeding Operations (CAFO5)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFO5 unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFO5.
Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.
Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/ Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.
Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10.	Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.
2006 Concise Global Proxy Voting Guidelines
Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.
Financial Results/ Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets IS S’s guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets IS S’s guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans:
Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/ Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/ Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.
Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

LEGG MASON PARTNERS GLOBAL EQUITY FUND
INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC
399 Park Avenue, New York, New York 10022
SUBADVISER
Batterymarch Financial Management, Inc.
John Hancock Tower
200 Clarendon Street, Boston, Massachusetts 02116
DISTRIBUTORS
Legg Mason Investor Services, LLC
100 Light Street, Baltimore, Maryland 21202
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013
PFS Investments, Inc.
3120 Breckinridge Boulevard,
Duluth, Georgia 30099-0001
TRANSFER AGENT
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699
CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154
LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110